UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2026

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 9, 2026, Tharimmune, Inc. (the “Company”) received a notification letter from The Nasdaq Stock Market LLC regarding its noncompliance with Nasdaq Listing Rule 5605 (“Rule 5605”), which requires, among other things, that a majority of the Board of Directors of the Company (the “Board”) be comprised of independent directors.

As previously disclosed, Nancy Davis and Sanam Parikh resigned as members of the Board, effective as of November 6, 2025 and Mark Wendland was elected to replace Sanam Parikh, resulting in one vacancy on the Board and the noncompliance. In accordance with Nasdaq Listing Rule 5605(b)(1)(A), the Company was granted a cure period in order to regain compliance with Rule 5605 lasting (i) until the earlier of the Company’s next annual shareholders’ meeting or November 6, 2026; or (ii) if the next annual shareholders’ meeting is held before May 5, 2026, then no later than May 5, 2026.

The Company expects to cure this non-compliance after the special meeting of shareholders on January 30, 2026, at which it will seek shareholders’ approval to elect two additional independent directors to the Board. The Company expects that a majority of its Board will be independent after the special meeting.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the securities laws. Forward-looking statements in this report include in any statements about the Company’s plans to come into compliance with Nasdaq listing standards. Forward-looking statements are based on management’s current assumptions and expectations of future events; actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties, including those found in the Company’s periodic reports. Consequently, you should not rely on forward-looking statements as predictions of future events. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2026	Tharimmune, Inc.

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer

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